                                                                   EXHIBIT 10.7


                                 [LETTERHEAD]


                         OFFICE SPACE LEASE AGREEMENT


     THIS COMMERCIAL SPACE LEASE AGREEMENT ("Lease") is entered into as of the date set forth in Article I by and between Landlord and Tenant upon the following terms and conditions at San Diego, San Diego County, California.

                               LEASE PROVISIONS

1.0 WITNESSETH: Tenant hereby leases to Sublessee, and Sublessee hereby hires from Tenant, on the terms and conditions set forth herein, the premises described herein, as follows:

     1.1  EFFECTIVE DATE:                 JANUARY 1, 1999

     1.2  MASTER LANDLORD:                San Diego Unified Port District
                                          (SDUPD)

     1.3  LANDLORD/MASTER TENANT/LESSEE:  Shelter Cove Marina, Ltd. (SCM)
                                          2240 Shelter Island Drive, Suite 102
                                          San Diego, CA 92106

     1.4  TENANT/SUBLESSE:                FLEMING & ASSOCIATES
                                          MOBILE PET SYSTEMS, INC.
                                          2240 SHELTER ISLAND DRIVE #204/205
                                          SAN DIEGO, CA 92106

     1.5  MASTER LEASE:

            That certain Lease Agreement dated August 25, 1992, by and between Landlord, as the Master Tenant/Lessee, and the San Diego Unified Port District, as Master Landlord. This has precedence over this Lease between Landlord/Master Tenant/Lessee and Tenant/Sublessee.

     1.6  BUILDING CONTAINING THE PREMISES:

            That certain two-story commercial office building, the underlying realty located at 2240 Shelter Island Drive, San Diego, California 92106.

     1.7  LEASED PREMISES:

                 Suite 204/205 (Approximately 1,198 sq. ft.)

     1.8  SCHEDULED COMMENCEMENT DATE:

                 JANUARY 1, 1999 for Suite 204/205

2.0  TERM:

            The term of this Lease shall be for a period of (2) Two years commencing on JANUARY 1, 1999, and ending at midnight on DECEMBER 31, 2000




                                LANDLORD: /s/ Illegible    TENANT: /s/ Illegible
                                          -------------            -------------

3.0  RENT, OFFICE:

            Tenant shall pay to Landlord as rental for the full term hereof the sum of $57,504.00 dollars in lawful money of the United States, in monthly installments of $2,396.00 each, payable in advance on the first day of each calendar month of the term of this Lease (WITHOUT DEDUCTION, OFFSET, PRIOR NOTICE OR DEMAND), plus the amount of all excise taxes or other charges which may be levied by any government body on such rental or receipt thereof. The rent shall be paid at the address set out after the signature of Landlord in this Lease, or at such other place as Landlord shall direct. Rent for partial months shall be prorated.

            Receipt of the sum of $7,607.30 is hereby acknowledged by Landlord. Of said sum, $2,396.00 shall be attributed to the First Month's Rent (prorated), $239.60 to Port fees, $179.70 to CAM fees, when the term of this Lease commences and the balance is a Security Deposit. If Tenant shall pay all rent and observe and perform all of the terms, covenants and conditions of this Lease during the term, and all extensions and renewals thereof, Landlord will repay the Security Deposit to Tenant, without interest within ten (10) days after Tenant vacates the Premises. If Tenant defaults in any of the terms, covenants or conditions of this Lease (INCLUDING, BUT NOT LIMITED TO, NONPAYMENT OF RENT). Landlord may use or apply so much of the Security Deposit as is required to cure or make good such default, or to indemnify Landlord for loss or damage arising therefrom. Tenant agrees to restore Security Deposit to the full original amount immediately upon receipt of demand from Landlord therefor. The obligation to maintain the Security Deposit in the full original amount is a rental obligation under this Lease.

     3.1 OPTION PERIODS. Tenant shall have the right to extend the term of this Lease for three (3) terms beyond the initial two (2) years, upon the terms and conditions set forth herein (singularly, "Extension Periods"). In the event Tenant elects to exercise the Extension Period, Tenant must give written notice to Landlord on or before OCTOBER 01, 2000, OCTOBER 01, 2001 and OCTOBER 01, 2002 respectively. In the event Tenant elects to exercise the Extension Period, Annual Rental for the Premises shall be renegotiated between Tenant and Landlord on a "fair market value" basis.

     3.2 ASSIGNMENTS/ SUB-SUBLEASES. In the event an assignment of Sublease is executed by Tenant the prior written consent of the Landlord and the SDUPD is required in each instance.

     3.3 OFFICE DEPOSIT(S). "FIRST RIGHT OF REFUSAL" may be obtained in order to hold the space desired and to have first rights to that space. The equivalent of two months rent or $4,792.00 will be deposited with the Landlord with a letter of intent signed by both prospective Tenant and acknowledged by Landlord.

            "SECURITY DEPOSIT" Consists of two months rent or $4,792.00 and will be paid to Landlord on execution of this sublease. Two (2) months rent will be held as a total deposit for security for the duration of the tenancy. Deposit will be returned provided premises are returned to Landlord as they were received less normal depreciation. In the event Tenant has deposited fees for the first Right of Refusal, these fees will apply as the Security Deposit. Landlord will deduct from deposit $239.60 (1,198 sq. ft. @ $0.20 per sq. ft.) for cleaning of the carpet at end of lease.

     3.4  MISCELLANEOUS CHARGES.

            (a) Security Key Deposit: ($25.00 per key)

            Tenant is entitled to one (1) key per owner or employee. Broken keys may be replaced for a $10.00 fee. If Tenant loses a security key, Tenant may obtain a replacement key upon tender of an additional deposit of $25.00.

            (b) Utilities (Electrical Power), CAM (Common Area Maintenance) charges for office only.

     Tenant will be provided utility (electrical power) services from 8 AM to 6 PM daily. Service at other times, including use by janitorial service, will be initiated by Tenant using a metered timer device in the suite. Real estate taxes (excepting taxes arising from Tenant's business) and insurance (other than specified in paragraph 14) shall be paid by Landlord. Utilities and CAM charges will be paid by the Tenant through a pro-rata assessment based on the SDG&E billings and CAM costs currently determined as $.15 per square foot of leased space. Square footage assessment will be reviewed on an annual basis to accurately reflect true costs.

4.0  POSSESSION:

            If Landlord is unable to deliver possession of the Premises to Tenant at the commencement of the term for any reason whatsoever, this Lease shall not be void or voidable for a period of ninety (90) days thereafter, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but the rent shall abate until Landlord delivers possession of the Premises to Tenant. The term of this Lease shall be extended for a period equal to any such delay and Tenant agrees to pay the rent provided for herein and to perform all of the terms and conditions of this Lease during such extension.

            If Landlord is unable to deliver possession of the Premises to Tenant within ninety (90) days after the commencement date, this Lease may be terminated by either Landlord or Tenant by written notice to the other at any time thereafter prior to the date possession is delivered to Tenant.

5.0  CONSTRUCTION ON PREMISES:

     5.1 Landlord, at its own expense, will perform the work and supply the material specified in the schedule in Subparagraph 31.1. The goods and services to be provided by Landlord shall be provided promptly and diligently, in a first-class, workmanlike manner.

     5.2 Tenant shall pay for goods and services, if any, specified in Subparagraph 31.2 to be provided by Tenant. Except with the prior written approval of Landlord, all work on the Premises shall be done by contractors or other persons selected or employed by Landlord. Landlord shall have the right to designate the time period when any work required of Tenant is to be performed, subject to not unduly delaying the completion of any such work by Tenant.




                                LANDLORD: /s/ Illegible    TENANT: /s/ Illegible
                                          -------------            -------------

           6.0 USE AND FEES:
                       Tenant shall use the Premises for general office
                 purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

                       Tenant shall not do or permit anything to be done in
                 or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building, or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of the other Tenants or occupants of the Building or injury or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

                 6.1 SPECIFIC USE OF PREMISES. Marine Recreational/ Commercial office.

                       Specifically     Business Consulting Firm
                                   -----------------------------------
                 The Premises shall be used solely for the use stated above and for no other use or purpose.

                 6.2 SDUPD APPROVALS. Tenant must complete San Diego Unified Port District (SDUPD). SUBLEASE SUMMARY/QUESTIONNAIRE Application Form No. 618 with leases five (5) years or less or Form No. 317 with leases in excess of five (5) years to be filed with Landlord and SDUPD. Tenant to pay SDUPD application fee (if applicable) to Shelter Cove Marina, Ltd., (SCM), who will pass on fee to SDUPD. On approval by the SDUPD, tenant may be required by SDUPD to pay the appropriate SDUPD fees through Landlord based on gross incomes from sources of income. SCM will in turn pay the fees to the SDUPD as required. SDUPD rates to Landlord/Tenant and Tenant/Sublessee are reviewed every five
                 (5) years.  Sublease is subject to approval of the SDUPD.

                       6.2.1 INCREASE IN RENT CHARGED TO LANDLORD/SUBLESSOR. In the event the SDUPD increases/decrease the amount of percentage/flat rent that Landlord is required to pay for the Port identified "water dependent" business covered by the Sublease, and/or as a result of this Sublease, the percentage/flat rent that Tenant pays Landlord/Tenant shall automatically increase/decrease at the same time. This rate will be equal or proportional to the rate imposed by the SDUPD.

                 6.3   BUSINESS FEES.

                       6.3.1  PORT IDENTIFIED "WATER DEPENDENT"
                       BUSINESSES/FEES: Marine recreational (water dependent) businesses are required by the Port and Shelter Cove Marina to pay a percentage of gross revenues or a flat fee for doing business on the tidelands.

                   BUSINESS                 PORT FEE/MONTH       SCM FEE/MONTH
      (1) Slip Revenues including LAB,      SCM pays                   N/A
          lockers & dock boxes.

      (2) Boat Rentals w/Bare boat of          10%                     3.5%
          24 hrs. or less.                                                       $100 Minimum

      (3) Boat Chartering of bare boats         6%                     3.5%
          or boats w/crews in excess of
          24 hrs.

      (4) Ship Chandlery Retail sales           5%                     N/A

      (5) Sale of New & Used Boats        $.36/sq. ft. of leased       N/A
                                           space per. brokerage

      (6) OFFICE SPACE RENTALS
           (TO BUSINESS NOT OTHERWISE          10%                     N/A
           PAYNG A PORT FEE)

      (7) Bicycle Rentals                      10%                      10%

      (8) Coin Operated Vending on        25% if Leased          25% if Leased
          Service Machines and             5% if Owned            5% if Owned
          Telephones

      (9) All Other Activities Under            10%                      10%
          Port Policy

                       6.3.2 TENANT BUSINESS FEES. For all businesses that are Port identified marine recreational "water dependent" and located at Shelter Cove Marina, a percentage of gross revenues or flat fee identified in paragraph 6.3.1 dictated by the SDUPD will be paid on a monthly basis to Shelter Cove Marina which will be "passed through" to the SDUPD.

                       SDUPD Percentage/Flat Fee:   10% OF GROSS OFFICE RENT
                                                 -----------------------------

                       In addition and according to the fee schedule, a percentage of gross revenues or a flat fee equal to the amount charged by the SDUPD will be paid to Shelter Cove Marina for all Port identified marine recreational "water dependent" businesses.

                       SCM Percentage/Flat Fee:               N/A
                                               -------------------------------

                       THESE FEES ARE DUE WITHIN 5 DAYS OF THE END OF THE MONTH OF DOING BUSINESS.

                       6.3.3 MISCELLANEOUS PROVISIONS. SAN DIEGO UNIFIED PORT DISTRICT FEES AS INDICATED IN 6.3 AND CAM CHARGES AS LISTED IN 3.4.

                       6.3.4 ACCOUNTING RECORDS. The SDUPD shall have the right to audit the Tenant accounting records and that the records will be maintained in a manner satisfactory to the SDUPD. The Landlord shall have the right to have its President/General Partner or designated agent inspect and audit the Tenant accounting records of its operations at its main business office and that those records will be maintained in a manner satisfactory to generally accepted accounting principles.

                       6.3.5 PARKING. All parking is in the adjacent public parking lot. Parking is limited to seventy two (72) hours per SDUPD regulations. All spaces on the marina building property are for SCM staff.

           7.0  WASTE; NUISANCE.  COMPLIANCE WITH LAWS:

                             Tenant shall not commit or allow the commission
                       of any waste upon the Premises, or any public or private nuisance, or any other act or thing that may disturb the quiet enjoyment of any other tenant in the Building. Tenant shall not use the Premises or allow their use, in whole or in part, for any purpose or use that is in violation of any of the laws, ordinances, regulations or rules of any public authority. A judgment of any court of competent jurisdiction, or the admission by Tenant in any action or proceeding against Tenant, that Tenant has violated any such law, ordinance, regulation or rule shall be a conclusive determination of that fact as between Landlord and Tenant.

           8.0  SERVICES AND UTILITIES:

                             Provided that Tenant is not in default
                       hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at his sole discretion, and subject to the rules and regulations of the Building of which the Premises are a part, electricity for normal lighting and fractional horsepower office machines and heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet/shower rooms in the Building of which the Premises are a part. Landlord shall not be liable, under any circumstances, for a loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Whenever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of the installation, and the cost of the operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

                             Tenant will not, without written consent of
                       Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electrical current. If Tenant shall require electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electrical current meter to be installed in the Premises, so as to measure the amount of electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefor by Landlord for all such electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense insured in keeping account of the electric current so consumed. If a separate meter is not installed, such excess cost for such electric current will be established by an estimate made by a utility company or electrical engineer.

           9.   ABANDONMENT:

                             Tenant will not vacate, abandon or surrender the
                       premises during the term, and if Tenant does, or is dispossessed by process of law, or otherwise, any personal property belonging to Tenant left on the premises shall be deemed to be abandoned at the option of Landlord.

           10.  CONDITION OF PREMISES:

                             Tenant's taking possession shall be conclusive
                       evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession. No promise to alter, remodel or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Landlord to Tenant, unless the same is set forth in Paragraph 31.1. Tenant waives all right to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent, and Tenant waives all rights under Section 1941 and 1942 of the Civil Code of the State of California. At the termination of this Lease, by lapse of time or otherwise, Tenant shall surrender the premises in as good a condition as when Tenant took possession, ordinary wear and loss by fire or other casualty or condemnation excepted, failing which lessor may restore the Premises to such condition and Tenant shall pay the cost thereof to Landlord upon demand.


11.  ALTERATIONS AND REPAIRS:

          Except for any initial leasehold improvements provided for in Paragraph 31.1, Tenant shall not make or permit to be made any alterations, additions, improvements or changes in the premises without the prior written consent of Landlord. Subject to the services to be rendered by Landlord as set forth in Paragraph 31.1, Tenant shall, at Tenant's own expense, keep the Premises in good order, condition and repair during term, including the replacement of all broken glass with glass of the same size and quality under the supervision and with the approval of Landlord. If Tenant does not make repairs promptly and adequately, Landlord may, but need not make repairs, and Tenant shall pay promptly the reasonable cost thereof. At any time or times, Landlord, either voluntarily or pursuant to governmental requirement, may, at Landlord's own expense, make repairs, alterations or improvements in or to the Building or any part thereof, including the Premises, and during such operations, Landlord may close entrances, doors, corridors, elevators or other facilities, all without any liability to Tenant by reason of interference, inconvenience or annoyance; provided that Tenant shall have reasonable access to the premises.

          11.1 TRADE FIXTURES: Any and all improvements made to the Premises during the term hereof shall belong to the Landlord upon the expiration of the term, except trade fixtures of the Tenant. The Tenant may, upon termination hereof, remove all of its trade fixtures, but shall repair or pay for all repairs necessary for damages to the Premises occasioned by or incident o the removal such that the premises shall be restored to the Landlord in the same condition as they were at the time herein let, regardless of the length of this Lease Term or its extension.


12.  LIENS:

          Tenant agrees to keep the Premises and the property on which the premises are located free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Tenant shall keep Landlord fully informed of any work of improvement on the Premises and shall permit Landlord to post and record notices on non-responsibility (WHEN APPROPRIATE) within ten (10) days after the commencement of any work or improvement, so the Landlord's interest in the premises will not be subject to mechanic's liens.


13.  INDEMNIFICATION:

          Tenant waives all claims against Landlord for damages to property, or to goods, wares and merchandise stored in, upon or about the Premises, and for injuries to the premises in, upon or about the Premises from any cause arising at any time, and Tenant agrees to indemnify and hold Landlord exempt and harmless for and on account of any damages or injury to any person or property arising from the use of the Premises by Tenant, from the failure of Tenant to keep the Premises in good condition as herein provided, and from Tenant's failure to keep the Premises free from liens in accordance with Paragraph 12. Landlord shall not be liable to Tenant for any damage because of any act or negligence of any co-sublessee or other occupant of the same building, or by any owner or occupant of adjoining or contiguous property, nor for overflow, breakage or leakage of water, steam, gas or electricity from pipes, wires or otherwise. Tenant will pay for all damages to the building and to the tenants and occupants thereof caused by Tenant's, his agents', patients', clients' or invitees' misuse or neglect of said premises, its apparatus of appurtenances.


14.  LIABILITY AND FIRE INSURANCE:

          14.1 Tenant agrees to carry and maintain in full force and effect throughout the term of this Lease, comprehensive public liability and property damage insurance covering the Premises. The policy of combined single Limit, Bodily Injury and Property Damage insuring both Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises in an amount not less than $1,000,000 for one person $2,000,000 for one occurrence for bodily injury and $500,000 for property damage. Tenant may comply with its insurance obligations hereunder by endorsement to any blanket policy of insurance carried by Tenant.

          14.2 Tenant agrees to carry and maintain in full force and effect throughout the term of this Lease, fire and extended coverage, vandalism, malicious mischief, special extended perils (all risks), upon the Premises, including all fixtures and equipment therein installed by Landlord, for full replacement value thereof, as the same may exist from time to time without deduction for depreciation, but exclusive of excavations, foundations and footings. Tenant may comply with its insurance obligation hereunder by endorsement to any blanket policy of insurance carried by Tenant. Said insurance shall name Landlord, and, if applicable, pursuant to sublease, at Landlord's request, the holder of any first mortgage or first Deed of Trust encumbering the Premises as additional insured, and, at Tenant's option, any leasehold mortgagee, as their interests may appear.

          If Landlord's insurance rates for the premises are increased at any time during the term as a result of the nature of Tenant's use or occupancy of the premises, Tenant agrees to reimburse Landlord for the full amount of such increase immediately upon receipt of demand from Landlord therefor. Such increase shall be prorated as of the expiration of the term, if applicable.


15.  SUBROGATION:

          Landlord and Tenant hereby waive all rights of subrogation which their respective insurers might have under all policies of insurance now existing or hereafter purchased during the term by either Landlord or Tenant, insuring or covering the premises or any thereof, or Landlord's leasehold improvements, furniture, fixtures, personal property, business or operations in or about the premises. To effectuate the subrogation set forth in section 15, Landlord and Tenant waive any




                                Landlord: /s/ Illegible    Tenant: /s/ Illegible
                                          --------------           -------------
     claims for loss or damage against the other to the extent such loss or damage is covered by insurance maintained by the waiving party.


16.  TAXES:

          Tenant will pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed or which become payable during the term hereof upon Tenant's fixtures, furniture and personal property installed in or located on the premises.

          Tenant shall be considered the owner during the term of any leasehold improvements installed at Tenant's expense, and any such leasehold improvements shall be assessed to Tenant for property tax purposes. Except as otherwise provided in Paragraph 11, Tenant shall not remove from the premises any leasehold improvements installed by Tenant without Landlord's prior written consent, and the ownership of any such leasehold improvements shall revert to Landlord upon the expiration of the term.


17.  DESTRUCTION:

          In the event of a partial destruction of the Building during the term by fire or other cause, Landlord shall repair the same, provided that in Landlord's reasonable estimation such repairs can be made within ninety (90) days (SUBJECT TO DELAYS BEYOND LANDLORD'S CONTROL AND DELAYS IN MAKING INSURANCE ADJUSTMENTS BY LANDLORD) and that full cost of such repairs is insured under Landlord's fire and extended coverage insurance; and in that event such partial destruction shall not annul or void this Lease except that the Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs interferes with the business carried on by Tenant in the Premises.

          If such repairs cannot be made within the above ninety (90) days, either Landlord or Tenant may terminate this Lease; or if the cost of such repairs is not insured as set forth above, Landlord may elect to terminate this Lease. In either event, such termination shall be effected by giving notice to the other party within thirty (30) days after the damage occurs. If the Lease is not so terminated, Landlord shall make such repairs within a reasonable time with this Lease continuing in full force and effect and the rent proportionately reduced while repairs are being made.

          In the event the Building is destroyed to the extent of not less than one-third of the then current replacement cost thereof (excluding foundation) Landlord may elect to terminate this Lease, regardless of whether the Premises are damaged, whether the partial destruction is caused by a casualty which is covered by insurance or whether the repairs can be made within ninety (90) days. A total destruction of the Building shall terminate this Lease. In respect to any partial destruction which Landlord is obligated to repair or may elect to repair under the terms of this paragraph and which can be made within ninety
     (90) days, the provisions of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Tenant.

          Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

          Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant.

          Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises. Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.


18.  EMINENT DOMAIN:

          If the whole or any substantial part of the building or appurtenant real property shall be taken or condemned by any competent authority for any public use or purpose, the term of this Lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose; provided, that at Landlord's option this Lease shall not terminate if Tenant's Premises are not taken and if Tenant's access to and use of its premises are not materially and detrimentally affected by the taking. Current rent shall be apportioned as of the date of such termination, but the entire award shall be the property of Landlord without apportionment.


19.  ASSIGNMENT AND SUBLETTING:

          Tenant shall not assign this Lease, or any interest herein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (THE AGENTS AND EMPLOYEES OF TENANT EXCEPTED) to occupy or use the premises, or any portion thereof, without the prior written consent of Landlord, and a consent to one assignment, subletting, occupation or use by any other person. Any assignment or subletting without such consent shall be void, and shall, at the option of the Landlord, terminate this Lease. Any transfer or assignment of this Lease by operation of law without the written consent of Landlord shall make this Lease voidable at the option of lessor.

          Every assignment or sublease shall recite that it is and shall be subject and subordinate to the provisions of this Lease, and the termination of this Lease shall continue a termination of every such assignment or sublease.


20. SUBORDINATION:

          The rights of Tenant under this Lease shall be and they are subject and subordinate at all times to the lien of any mortgage or mortgages, deed of trust or deeds of trust, now or hereafter in force against the property, and to all advances




                                Landlord: /s/ Illegible    Tenant: /s/ Illegible
                                          --------------           -------------
     made or hereafter to be made [illegible] the security thereof, the Tenant shall execute [illegible] further instruments subordinating this Lease to the lien or liens of such mortgage or mortgages, deed of trust or deeds of trust, as shall be requested by Landlord. Tenant hereby irrevocably appoints Landlord as attorney in fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instrument or instruments.

          If any mortgage or beneficiary elects to have this Lease superior to its mortgage or deed of trust and give notice of such fact to Tenant, then this Lease shall be deemed superior to the lien of any such mortgage or deed of trust, whether this Lease or a memorandum thereof is dated or recorded before or after said mortgage or deed of trust.

21. SIGNS:

          Tenant shall not place any signs, lettering, marks, photographs or any other material whatsoever on the interior or exterior of the doors, windows, hallways or any other place in, on or about the Premises, the Building or its appurtenances, without Landlord's prior written approval of the size, style, design, color, material, manner of applying or fastening, and location thereof, and the person or firm who shall install or apply the same.

          The prior written consent of the SDUPD and Landlord for changes to improvements and the design location of any signs is required in each instance.

          Tenant is responsible for paying for allowable signage. A directory sign located adjacent to Suite 100 and an individual Suite sign and adjacent of the entry of the suite will be constructed by Landlord designated sign maker conforming the SDUPD approved signage. Tenant may need to submit separate sign application for Port approval.

22.  DEFAULT:

          If Tenant fails to make any payment of any sum due under this Lease for ten (10) days after notice from Landlord, or fails to perform any other term, covenant or condition hereof for twenty (20) days after notice from Landlord, or if Tenant's interest herein, or any part thereof, is assigned or transferred, either voluntarily or by operation of law (EXCEPT AS EXPRESSLY PERMITTED BY OTHER PROVISIONS OF THIS
     LEASE), including, without limitation, the filing of a petition by or against Tenant, or any member of Tenant if Tenant is a partnership or joint venture, under any insolvency or bankruptcy laws, or if Tenant makes a general or any assignment for the benefit of his creditors, then, in any such events, Landlord shall have the right, at its option, in addition to and not exclusive of any other remedy Landlord may have by operation of law, without any further demand or notice to re-enter the premises and eject all persons therefrom, using all necessary force to do so, and either:

          (1) Declare this Lease at an end, in which event Tenant shall immediately pay to Landlord a sum of money equal to the amount, if any, by which the then cash value of the rent reserved hereunder, for the balance of the term of this Lease exceeds the then cash reasonable rental value of the premises for the balance of the term; or

          (2) Without terminating this Lease, relet the premises, or any part thereof, as the agent and for the account of Tenant upon such terms and conditions as Landlord may deem advisable, in which event the rents received on such reletting shall be applied first to the expense of such reletting and collection, including necessary renovation and alterations of the premises, reasonable attorneys' fees, any real estate commissions paid, and thereafter toward payment of all sums due or to become due hereunder, and if a sufficient sum is not thus realized to pay such sums and other charges, Tenant shall pay Landlord any deficiency monthly, notwithstanding Landlord may have received rent in excess of the rent stipulated in this Lease in previous or subsequent months, and Landlord may bring an action therefor as such monthly deficiency shall arise.

         Any such re-entry shall be allowed by Tenant without let or hindrance, and Landlord shall not be liable in damages for any such re-entry, or guilty of trespass or forcible entry.

         No re-entry and taking of possession of the premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease regardless of the extent of renovations and alteration by Landlord, unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any reletting without termination. Landlord may at any time thereafter terminate this Lease for such previous breach.


23.  SURRENDER:

         The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing sublease or sub tenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases of sub tenancies.


24.  REMOVAL OF PROPERTY:

         Tenant hereby irrevocably appoints Landlord as agent and attorney in fact of Tenant, to enter upon the premises, in the event of default by Tenant in the payment of any rent herein reserved, or in the performance of any term, covenant or condition herein contained to be kept or performed by Tenant, and to remove any and all furniture and personal property whatsoever situated upon the premises, and to place such property in storage for the account of and at the expense of Tenant. In the event that Tenant shall not pay the cost of storing any such property after the property has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property, at public or private sale, in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to Tenant or any demand upon Tenant for the payment of any part of such charges or the removal of any such property, and shall apply the proceeds of such sale first to the cost and expenses of such sale, including reasonable attorney's fees actually incurred: second, to the payment of the costs of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

                               Landlord: [Illegible]   Tenant: [Illegible]
                                         ------------          -------------

25. CONVEYANCE OF PROPERTY:

         If Landlord sells or otherwise disposes of the Building, or the Building is sold on foreclosure, Tenant agrees if so requested, to enter into an attornment agreement, discharging Landlord from all obligations under this Lease and agreeing to accept the purchaser or other successor to Landlord's interest as Landlord under this Lease. The provisions of
     Section 1951 of California Civil Code shall govern the disposition of the security deposit; and upon complying with that statute or any successor or replacement of it, Landlord shall be discharged from any further liability with respect to the security deposit.


26. WAIVER:

         The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by lessee of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

27.  HOLDING OVER:

         Any holding over after the expiration of the said term, with or without the express consent of Landlord, shall be construed as a tenancy from month to month, and shall be on the terms and conditions herein specified, so far as applicable. Such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall provide Landlord with written notice at least one month in advance of the date of termination of such monthly tenancy of his intention to terminate such tenancy.

28.  ATTORNEYS' FEES:

          If any action at law or inequity shall be brought to recover any rent under this Lease, or for or on account of any breach of or to enforce any of the terms, covenants, agreements or conditions of this Lease, or for the recovery of the possession of the premises, the prevailing party shall be entitled to recover from the other party as a part of the prevailing party's costs a reasonable attorneys fee, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

29.  NOTICES:

          All notices to be given to Tenant may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Tenant at the premises, whether or not Tenant has departed from, abandoned or vacated the premises. Notice to Landlord may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Landlord at the address to which the rent is paid.

30.  GENERAL PROVISIONS:

          30.1 This Lease contains all terms, covenants and conditions agreed to by Landlord and Tenant, and it may not be modified orally or in any manner other than by an agreement in writing signed by all the parties to this Lease or their respective successor in interest.

          Each term and each provision of this Lease performed by Tenant shall be construed to be both a covenant and a condition.

          The covenants and conditions hereof, subject to the provisions as to subletting and assignment, shall apply to and bind the heirs, successors, executors, administrators, Sublessee's and assigns of the parties.

          All persons who have signed this Lease shall be jointly and severally liable hereunder.

          When the context of the Lease requires, the masculine gender includes the feminine, a corporation or a partnership, and the singular number includes the plural.

          The captions of this Lease are for convenience only and are not a part of this Lease and do not in any way limit or amplify the terms and provisions of this Lease.

          This Lease shall be governed by and construed in accordance with the laws of the State of California.

          Time is of the essence as to all of the provisions of this Lease.

          30.2 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or a sum due from Tenant shall not be received by Landlord or Landlord's designee with five (5) days after said amount is due, the Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue Amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          30.3 RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable


                               Landlord: [Illegible]   Tenant: [Illegible]
                                         -------------         -------------
     modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible for the nonperformance of any said rules by any other Tenants or occupants.

31.  SCHEDULES

          31.1 Landlord, at its own expense, will perform the following work and supply the following materials (SEE ATTACHMENT IF APPLICABLE)

          31.2 Tenant, at its own expense, will perform the following and supply the following materials (SEE ATTACHMENT IF APPLICABLE)

          31.3 Tenant's Insurance (if greater than amounts set forth in Paragraph 14 (SEE ATTACHMENT IF APPLICABLE)

32.  OTHER TERMS AND CONDITIONS:

          Cost of Living Index: For the purpose of this Lease, the term "Index" means the Consumer Price Index as published by the United
     States Department of Labor "All Urban Consumers -- All Items" series for the San Diego Statistical Area (base 1982 - 100) or such successor index(es) as shall be designated by the United States Department of Labor and selected by Landlord: "Base Index" means an Index for the penultimate month preceding the month as of which the rent is to be increased as hereinafter provided. Landlord has the option of adjusting the base rent on intervals of twelve (12) calendar months during the lease term to a current rate which is the product obtained by multiplying the Base Rent by the adjustment factor hereinafter set forth. The adjustment factor shall adjust the Base Rent by the inflation measured by the Index and is defined as the quotient obtained by dividing the Base Index into the Current Index. In no event shall the adjustment entitle Tenant to received the benefit of a reduction of the Current Index below the level of the Base Index. Should the Bureau discontinue the publication of the above Index, or publish same less frequently, or alter same in some manner, then Landlord shall adopt a substitute index or substitute procedure which reasonably reflects and monitors consumer prices.

          The rules and regulations contained in this Lease, as well as such reasonable rules and regulations, including parking regulations, as may be hereafter adopted by Landlord for the safety, care and cleanliness of the premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT.

      LANDLORD/LESSEE:                     TENANT/SUBLESSEE:

  SHELTER COVE MARINA                     FLEMING & ASSOCIATES

                                          DAMON FLEMING OR JOHN FLEMING

BY: /s/ [Illegible]                       BY: /s/ John Fleming
   ------------------------                  -------------------------------

TITLE:  General Manager                   TITLE:   CFO/Manager
     ----------------------                     ----------------------------

DATE:   12/23/98                           DATE:   12/23/98
     ----------------------                    -----------------------------

                   ------------------------------------
                   ------------------------------------

                              PERSONAL GUARANTEE

          The undersigned, hereby guarantees the performance of the terms and conditions of this Lease on behalf of the Tenant, as additional consideration for the making and execution of this Lease, and by execution of this Personal Guarantee, acknowledges, understands and assumes full responsibility for all obligations of the Tenant including, but not limited to those obligations calling for the payment of money.

     Date: 12/23/98

                                 Damon Fleming
                             ------------------------------

                             ------------------------------

                        Social Security ####-##-####


                               Landlord: [Illegible]   Tenant: [Illegible]
                                         ------------          -------------